Exhibit 99.77Q3 CERT

Registrant Name:  American Century Quantitative Equity Funds
File Number: 811-5188
Registrant CIK Number: 0000814680

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                    Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                     Foreign Subcustodian

ARGENTINA                                                    JPMorgan Chase Bank
                                                                    Buenos Aires
------------------------ -------------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                       Melbourne
------------------------ ------ ------------------------------------------------
AUSTRIA                                                           J.P. Morgan AG
                                                                       Frankfurt
------------------------ ------ ------------------------------------------------
BAHRAIN                                                 National Bank of Bahrain
                                                                          Manama
------------------------ ------ ------------------------------------------------
BANGLADESH                                               Standard Chartered Bank
                                                                           Dhaka
------------------------ -------------------------------------------------------
BELGIUM                                                           J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
BERMUDA                                             The Bank of Bermuda Limited
                                                                        Hamilton
------------------------ -------------------------------------------------------
BOTSWANA                                       Barclays Bank of Botswana Limited
                                                                        Gaborone
------------------------ -------------------------------------------------------
BRAZIL                                                           Citibank, N.A..
                                                                       Sao Paulo
------------------------ ----------------------------------------------- -------
BULGARIA                                                           ING Bank N.V.
                                                                           Sofia
------------------------ -------------------------------------------------------
CANADA                                                      Royal Bank of Canada
                                                                         Toronto
------------------------ -------------------------------------------------------
                                                            Royal Bank of Canada
                                                                         Toronto
------------------------ -------------------------------------------------------
CHILE                                                             Citibank, N.A
                                                                        Santiago
------------------------ -------------------------------------------------------
CHINA - SHANGHAI                                                  Citibank, N.A.
                                                                        New York
------------------------ -------------------------------------------------------
CHINA - SHENZHEN                                             JPMorgan Chase Bank
                                                                       Hong Kong
------------------------ -------------------------------------------------------
COLOMBIA                            Cititrust Colombia S.A. Sociedad Fiduciaria
                                                              Santa Fe de Bogota
------------------------ ------ ------------------------------------------------
CROATIA                                              Privredna banka Zagreb d.d.
                                                                          Zagreb
------------------------ ----- ------------------------------------------------
CYPRUS                                              The Cyprus Popular Bank Ltd.
                                                                         Nicosia
------------------------ ------ ------------------------------------------------
CZECH REPUBLIC                               Ceskoslovenska obchodni banka, a.s.
                                                                          Prague
------------------------ ------ ------------------------------------------------
DENMARK                                                 Nordea Bank Danmark A/S
                                                                      Copenhagen
------------------------ ------ ------------------------------------------------
ECUADOR                                                           Citibank, N.A.
                                                                           Quito
------------------------ ------ ------------------------------------------------
EGYPT                                                             Citibank, N.A.
                                                                           Cairo
------------------------ ------ ------------------------------------------------
ESTONIA                                                            Esti Uhispank
                                                                         Tallinn
------------------------ -------------------------------------------------------
FINLAND                                                          J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
FRANCE                                                            J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
                                                                  J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
GERMANY                                                          J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
GHANA                                             Barclays Bank of Ghana Limited
                                                                           Accra
------------------------ -------------------------------------------------------
GREECE                                                            J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
HONG KONG                                                    JPMorgan Chase Bank
                                                                       Hong Kong
------------------------ -------------------------------------------------------
HUNGARY                                                             ING Bank Rt.
                                                                        Budapest
------------------------ -------------------------------------------------------
ICELAND                                                        Islandsbanki-FBA
                                                                       Reykjavik
------------------------ -------------------------------------------------------
INDIA                                          The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                          Mumbai
------------------------ -------------------------------------------------------
                                                         Standard Chartered Bank
                                                                          Mumbai
------------------------ -------------------------------------------------------
INDONESIA                                      The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                         Jakarta
------------------------ -------------------------------------------------------
IRELAND                                                          J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
ISRAEL                                                 Bank Leumi le-Israel B.M.
                                                                        Tel Aviv
------------------------ -------------------------------------------------------
ITALY                                                            J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
IVORY COAST                                                    Societe Generale
                                                                           Paris
------------------------ -------------------------------------------------------
JAMAICA                                  FirstCaribbean International Trust and
                                                Merchant Bank (Jamaica) Limited
                                                                        Kingston
------------------------ -------------------------------------------------------
JAPAN                                                       JPMorgan Chase Bank
                                                                           Tokyo
------------------------ -------------------------------------------------------
                                                             JPMorgan Chase Bank
                                                                           Tokyo
------------------------ -------------------------------------------------------
JORDAN                                                            Arab Bank Plc
                                                                           Amman
------------------------ -------------------------------------------------------
KAZAKHSTAN                                             ABN AMRO Bank Kazakhstan
                                                                          Almaty
------------------------ -------------------------------------------------------
KENYA                                            Barclays Bank of Kenya Limited
                                                                         Nairobi
------------------------ -------------------------------------------------------
LATVIA                                                              Hansabanka
                                                                            Riga
------------------------ -------------------------------------------------------
LEBANON                                                     JPMorgan Chase Bank
                                                                        New York
------------------------ -------------------------------------------------------
LITHUANIA                                                    Vilniaus Bankas AB
                                                                         Vilnius
------------------------ -------------------------------------------------------
LUXEMBOURG                                                       J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
MALAYSIA                                              HSBC Bank Malaysia Berhad
                                                                    Kuala Lumpur
------------------------ -------------------------------------------------------
MALTA                                                    HSBC Bank Malta p.l.c.
                                                                        Valletta
------------------------ -------------------------------------------------------
MAURITIUS                                     The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                      Port Louis
------------------------ -------------------------------------------------------
MEXICO                                                  Banco J.P. Morgan, S.A.
                                                                     Mexico, D.F
------------------------ -------------------------------------------------------
                                                 Banco Nacional de Mexico, S.A.
                                                                     Mexico, D.F
------------------------ -------------------------------------------------------
MOROCCO                                        Banque Commerciale du Maroc S.A.
                                                                      Casablanca
------------------------ -------------------------------------------------------
NAMIBIA                                        Standard Bank of Namibia Limited
                                                                        Windhoek
------------------------ -------------------------------------------------------
NETHERLANDS                                                      J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
                                                                  J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
NEW ZEALAND                                        National Bank of New Zealand
                                                                      Wellington
------------------------ -------------------------------------------------------
*NIGERIA*                             The Standard Bank of South Africa Limited
                                                                    Johannesburg
--------------------------------------------------------------------------------
NORWAY                                                     Den norske Bank ASA
                                                                            Oslo
------------------------ -------------------------------------------------------
OMAN                                                             Oman Arab Bank
                                                                          Muscat
------------------------ -------------------------------------------------------
PAKISTAN                                                          Citibank, N.A.
                                                                         Karachi
------------------------ -------------------------------------------------------
                                                                Deutsche Bank AG
                                                                         Karachi
------------------------ -------------------------------------------------------
                                                        Standard Chartered Bank
                                                                         Karachi
------------------------ -------------------------------------------------------
PERU                                                  Banco de Credito del Peru
                                                                            Lima
------------------------ -------------------------------------------------------
PHILIPPINES                                   The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                          Manila
------------------------ -------------------------------------------------------
POLAND                                                Bank Rozwoju Eksportu S.A.
                                                                          Warsaw
------------------------ -------------------------------------------------------
PORTUGAL                                                         J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
ROMANIA                                                           ING Bank N.V.
                                                                       Bucharest
------------------------ -------------------------------------------------------
*RUSSIA*                                                   JPMorgan Chase Bank
                                                                        New York
                                    A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                       Account)
------------------------ -------------------------------------------------------
                                                             JPMorgan Chase Bank
                                                                        New York
                                     A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                       Account)
------------------------------- ------------------------------------------------
SINGAPORE                                   Oversea-Chinese Banking Corporation
                                                                       Singapore
------------------------ ------ ------------------------------------------------
SLOVAK REPUBLIC                                     Vseobecno Uverova Banka S.A.
                                                                      Bratislava
------------------------ ------ ------------------------------------------------
SLOVENIA                              Bank Austria Creditanstalt d.d. Ljubljana
                                                                       Ljubljana
------------------------ ------ ------------------------------------------------
SOUTH AFRICA                         The Standard Bank of South Africa Limited
                                                                    Johannesburg
------------------------ ------ ------------------------------------------------
SOUTH KOREA                                  The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                           Seoul
------------------------ ------ ------------------------------------------------
                                                       Standard Chartered Bank
                                                                           Seoul
------------------------ ------ ------------------------------------------------
SPAIN                                                           J.P. Morgan AG
                                                                       Frankfurt
------------------------ ------ ------------------------------------------------
SRI LANKA                                     The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                         Colombo
------------------------ ------ ------------------------------------------------
SWEDEN                                                    Svenska Handelsbanken
                                                                       Stockholm
------------------------ -------------------------------------------------------
SWITZERLAND                                                             UBS AG
                                                                          Zurich
------------------------ -------------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
                                                                          Taipei
------------------------ -------------------------------------------------------
                                              The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                          Taipei
------------------------ -------------------------------------------------------
THAILAND                                               Standard Chartered Bank
                                                                         Bangkok
------------------------ -------------------------------------------------------
TUNISIA                            Banque Internationale Arabe de Tunisie, S.A.
                                                                           Tunis
------------------------ -------------------------------------------------------
TURKEY                                                     JPMorgan Chase Bank
                                                                        Istanbul
------------------------ -------------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
                                                                            Kiev
--------------------------------------------------------------------------------
U.A.E. The National Bank of Abu Dhabi Abu Dhabi
------------------------ -------------------------------------------------------
U.K.
                                                                        National
                                                                     Westminster
                                                                            Bank
                                                                          London
------------------------ -------------------------------------------------------
URUGUAY                                                        BankBoston, N.A
                                                                    Montevideo.
------------------------ -------------------------------------------------------
U.S.A.
                                                                        JPMorgan
                                                                           Chase
                                                                            Bank
                                                                             New
                                                                            York
------------------------ -------------------------------------------------------
VENEZUELA                                                      Citibank, N.A.
                                                                         Caracas
------------------------ -------------------------------------------------------
VIETNAM                                      The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                Ho Chi Minh City
------------------------------- ------------------------------------------------
ZAMBIA                                         Barclays Bank of Zambia Limited
                                                                          Lusaka
------------------------------- ------------------------------------------------
ZIMBABWE                                     Barclays Bank of Zimbabwe Limited
                                                                          Harare
------------------------------- ------------------------------------------------

Item 48

         Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.


Series No. 2
Investor Class             0.69%
Institutional Class        0.49%
Advisor Class              0.44%
C Class                    1.69%

Series No. 3
Investor Class             0.69%
Institutional Class        0.49%
Advisor Class              0.44%
C Class                    0.69%

Series No. 6
Investor Class             0.89%
Institutional Class        0.69%
Advisor Class              0.64%


Series Number:  2

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                         Investor Class 59,656
         2.Dividends for a second
         class of open-end company shares
                        Advisor Class  11,747
                            Institutional Class 4,597
                        C Class  15

73A)                    1. Dividends from net investment income Investor Class
                        $0.4276
          2. Dividends for a second class of open-end company shares Advisor Class $0.3653 Institutional Class $0.4782
                        C Class     $0.1777
                                    R Class $0.1956

74U.                    1. Number of shares outstanding (000's omitted) Investor
                        Class 137,322
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                        Advisor Class  32,096
                            Institutional Class 9,772
                        C Class   84
                                 R Class     -
77V.                    1. Net asset value per share (to nearest cent) Investor
                        Class $27.70
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Advisor Class $27.68
                           Institutional Class $27.71
                        C Class $27.67
                                    R Class $27.70


Series Number:  3

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                        Investor Class 10,325
        2.Dividends for a second
         class of open-end company shares
                        Advisor Class   823
                        Institutional Class  1,264
                        C Class                -

73A)                    1. Dividends from net investment income Investor Class
                        $0.1682
          2. Dividends for a second class of open-end company shares Advisor Class $0.1240 Institutional Class $0.2021 C Class $0.0103

74U.                    1. Number of shares outstanding (000's omitted) Investor
                        Class 60,626
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                        Advisor Class  5,840
                            Institutional Class 4,654
                        C Class  55

77V.                    1. Net asset value per share (to nearest cent) Investor
                        Class $19.60
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Advisor Class $19.59
                           Institutional Class $19.61
                        C Class $19.55

Series Number:  6

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                        Investor Class 110
        2.Dividends for a second
         class of open-end company shares
                        Advisor Class   -
                        Institutional Class   72

72EE) 1. Total capital gains distributions for which record date passed during the period ($000's omitted) Investor Class 4,765
        2.Capital gains for a second
         class of open-end company shares
                        Advisor Class    606
                        Institutional Class   329

73A)                    1. Dividends from net investment income Investor Class
                        $0.0025
          2. Dividends for a second class of open-end company shares Advisor Class - Institutional Class $0.0300

73B)                                1. Distribution of capital gains Investor
                                    Class $0.0916
                                 Advisor Class     $0.0916

74U.                    1. Number of shares outstanding (000's omitted) Investor
                        Class 55,962
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                        Advisor Class 7,582
                        Institutional Class 3,687


77V.                    1. Net asset value per share (to nearest cent) Investor
                        Class $8.35
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                        Advisor Class $8.30
                        Institutional Class $8.36